UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

----------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

May 7, 2008 Date of Report (Date of earliest event Reported)

L & L INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA            000-32505                        91-2103949

(State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

130 Andover Park East, Suite 101, Seattle WA 98188

(Address of principal executive offices) (Zip Code)

(206) 264-8065 Registrant's Telephone Number, Including Area Code

L&L Financial Holdings, Inc.

720 Third Avenue, Suite 1611, Seattle, WA 98104

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

N/A

Section 2 – Financial Information

N/A

Section 3 – Securities and Trading Markets

N/A

Section 4 – Matters Related to Accountants and Financial Statements

N/A

Section 5 – Corporate Governance and Management

Mr. Gene M. Bennett resigned L&L CFO.

Mr. Gene Bennett resigned as the CFO of L & L International Holdings, Inc. (L&L, the Company) voluntarily on May 6, 2008. He is to focus on studying his doctorate in Business Administration (DBA) in Hong Kong. L &L was listed on the OTC-BB in January of 2008 and its operations requires more time than Mr. Bennett could devote to, thus Mr. Bennett decided to leave the Company. A new CFO replacement is being sought.

Section 6 – Asset-backed Securities

N/A

Section 7 – Regulation FD

N/A

Section 8 – Other Events

N/A

Section 9 – Financial Statements and Exhibits

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L INTERNATIONAL HOLDINGS, INC.

By: /S/ Paul Lee

Date: May 7, 2008

_____________________ Paul Lee, Chairman